Exhibit 10.4
VERADERMICS, INCORPORATED
2021 STOCK PLAN
NOTICE OF GRANT
Name: [                             ]    Address: [                                              ]
[                                              ]
You have been granted an option (the “Option”) to purchase shares of common stock, par value
$0.00001 per share (the “Common Stock”), of Veradermics, Incorporated, a Delaware corporation (the “Corporation”), subject to the terms and conditions of the Corporation’s 2021 Stock Plan and the attached Stock Option Agreement (the “Option Agreement”), as follows:
Date of Grant:    [              ,       ]
Option Price per Share:    $[             ]
Total Number of Shares Granted:    [                     ]
Total Option Price:    $[          ]
Type of Option:    [Nonqualified    Stock    Option]    [Incentive
Stock Option]
Term/Expiration Date:    Ten years after date of grant
Vesting Schedule:
The Option shall vest, if at all, in accordance with the schedule set forth on Schedule I to the Option Agreement.
Exercise:
All or a portion of this Option may be exercised by completing Exhibit A to the attached Option Agreement.
In order to accept this Option, you must execute the attached Option Agreement and return a copy of your signature page to [                    ]. If you have any questions, please contact [                    ] at: [                    ].
Capitalized but otherwise undefined terms in this Notice of Grant and the attached Option Agreement shall have the same defined meanings as in the Corporation’s 2021 Stock Plan.

VERADERMICS, INCORPORATED
2021 STOCK PLAN
STOCK OPTION AGREEMENT
This Stock Option Agreement (this “Agreement”), dated as of the ___ day of ____________, is made by and between Veradermics, Incorporated, a Delaware corporation (the “Corporation”), and [NAME OF OPTIONEE] (the “Optionee,” which term as used herein shall be deemed to include any successor to the Optionee by will or by the laws of descent and distribution, unless the context shall otherwise require).
BACKGROUND
Pursuant to the Corporation’s 2021 Stock Plan (the “Plan”), the Corporation, acting through the Compensation Committee of the Board of Directors (the “Committee”), if a committee has been formed to administer the Plan, or its entire Board of Directors (if no such Committee has been formed) responsible for administering the Plan (if a Committee is so appointed, all references to the Board of Directors in this Agreement shall mean and relate to such Committee with respect to the powers so delegated), approved the issuance to the Optionee, effective as of the date set forth above, of a stock option to purchase shares of Common Stock of the Corporation at the price (the “Option Price”) set forth in the attached Notice of Grant (which is expressly incorporated herein and made a part hereof, the “Notice of Grant”), upon the terms and conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the mutual premises and undertakings hereinafter set forth, the parties hereto agree as follows:
1.    Option; Option Price. On behalf of the Corporation, the Board of Directors hereby grants to the Optionee the option (the “Option”) to purchase, subject to the terms and conditions of this Agreement and the Plan (which is incorporated by reference herein and which in all cases shall control in the event of any conflict with the terms, definitions and provisions of this Agreement), that number of shares of Common Stock of the Corporation set forth in the Notice of Grant, at an exercise price per share equal to the Option Price as is set forth in the Notice of Grant. If designated in the Notice of Grant as an “incentive stock option,” the Option is intended to qualify for federal income tax purposes as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), to the maximum extent permitted thereby. A copy of the Plan as in effect on the date hereof has been supplied to the Optionee, and the Optionee hereby acknowledges receipt thereof.
2.    Term. The term (the “Option Term”) of the Option shall commence on the date of this Agreement and shall expire on the Expiration Date set forth in the Notice of Grant unless such Option shall theretofore have been terminated in accordance with the terms of the Notice of Grant, this Agreement or the Plan.

3.    Time of Exercise.
(a)    Unless accelerated in the discretion of the Board of Directors or as otherwise provided herein, the Option shall become exercisable during its term in accordance with the Vesting Schedule set forth on Schedule I to this Agreement. Subject to the provisions of Sections 5 and 8 hereof, shares of Common Stock of the Corporation as to which the Option becomes exercisable pursuant to the foregoing provisions may be purchased at any time thereafter prior to the expiration or termination of the Option.
(b)    Anything contained in this Agreement to the contrary notwithstanding, to the extent the Option is intended to be an Incentive Stock Option, the Option shall not be exercisable as an Incentive Stock Option, and shall be treated as a Non-Statutory Option, to the extent that the aggregate Fair Market Value on the date hereof of all stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other plans of the Corporation and its affiliates, if any) exceeds $100,000.
4.    Termination of Option.
(a)    The Optionee may exercise the Option (but only to the extent the Option was exercisable at the time of termination of the Optionee’s Business Relationship with the Corporation or any of its affiliates) at any time within three (3) months following the termination of the Optionee’s Business Relationship with the Corporation or any of its affiliates. If the termination of the Optionee’s employment is for cause or is otherwise attributable to a breach by the Optionee of an employment, non-competition, non-disclosure or other material agreement, the Option shall expire immediately upon such termination. If the Optionee is a natural person who dies while in a Business Relationship with the Corporation or any of its affiliates, this Option may be exercised, to the extent of the number of shares of Common Stock of the Corporation with respect to which the Optionee could have exercised it on the date of the Optionee’s death, by the Optionee’s estate, personal representative or beneficiary to whom this option has been assigned pursuant to Section 2.4 of the Plan, at any time within one year after the date of death, but not later than the scheduled expiration date. If the Optionee is a natural person whose Business Relationship with the Corporation or any of its affiliates is terminated by reason of the Optionee’s disability, this Option may be exercised, to the extent of the number of shares of Common Stock of the Corporation with respect to which the Optionee could have exercised it on the date the Business Relationship was terminated, at any time within one year after the date of such termination, but not later than the scheduled expiration date. At the expiration of such period or the scheduled expiration date, whichever is the earlier, this Option shall terminate and the only rights hereunder shall be those as to which the Option was properly exercised before such termination.
(b)    Anything contained herein to the contrary notwithstanding, the Option shall not be affected by any change of duties or position of the Optionee (including a transfer to or from the Corporation or any of its affiliates), so long as the Optionee continues in a Business Relationship with the Corporation or any of its affiliates.

5.    Procedure for Exercise.
(a)    The Option may be exercised, from time to time, in whole or in part (but for the purchase of whole shares only), by delivery of a written notice in the form attached as Exhibit A hereto (the “Notice”) from the Optionee to the Secretary of the Corporation, which Notice shall:
(i)    state that the Optionee elects to exercise the Option;
(ii)    state the number of shares with respect to which the Option is being exercised (the “Optioned Shares”);
(iii)    state the method of payment for the Optioned Shares pursuant to Section 5(b);
(iv)    state the date upon which the Optionee desires to consummate the purchase of the Optioned Shares (which date must be prior to the termination of such Option and no later than 30 days from the delivery of such Notice);
(v)    include any representations of the Optionee required under Section 8(b); and
(vi)    if the Option shall be exercised in accordance with Section 2.4 of the Plan by any person other than the Optionee, include evidence to the satisfaction of the Board of Directors of the right of such person to exercise the Option.
(b)    Payment of the Option Price for the Optioned Shares shall be made either (i) by delivery of cash or a check to the order of the Corporation in an amount equal to the Option Price, (ii) if approved by the Board of Directors, by delivery to the Corporation of shares of Common Stock of the Corporation having a Fair Market Value on the date of exercise equal in amount to the Option Price of the options being exercised, (iii) if approved by the Board of Directors, by any other means (including, without limitation, by delivery of a promissory note of the Optionee payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board) or (iv) by any combination of such methods of payment. Notwithstanding any provisions herein to the contrary, if approved by the Board of Directors and if the Fair Market Value of one share of Common Stock of the Corporation is greater than the Option Price (at the date of exercise as set forth below), in lieu of paying the Option Price in cash, the Optionee may elect to receive that number of shares of Common Stock of the Corporation equal to the value (as determined below) of the Optioned Shares by delivering notice of such election to the Corporation, in which event the Corporation shall issue to the

Optionee a number of shares of Common Stock of the Corporation computed using the following formula:
X = Y(A-B)
A
Where    X = the number of shares of Common Stock to be issued to the Optionee
Y = the number of Optioned Shares
A = the Fair Market Value of one share of the Corporation’s Common Stock (at the date of exercise)
B = Option Price (as adjusted to the date of such calculation)
(c)    The Corporation shall issue a stock certificate in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of Section 2.4 of the Plan) for the Optioned Shares as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such shares.
6.    No Rights as a Stockholder. The Optionee shall not have any privileges of a stockholder of the Corporation with respect to any Optioned Shares until the date the Option is exercised in accordance with the terms hereof.
7.    Adjustments. The Plan contains provisions covering the treatment of options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Corporation are hereby made applicable hereunder and are incorporated herein by reference. In general, the Optionee should not assume that options would survive the acquisition of the Corporation.
8.    Additional Provisions Related to Exercise.
(a)    The Option shall be exercisable only on such date or dates and during such period and for such number of shares of Common Stock of the Corporation as are set forth in this Agreement.
(b)    To exercise the Option, the Optionee shall follow the procedures set forth in Section 5 hereof. Upon the exercise of the Option at a time when there is not in effect a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), relating to the shares of Common Stock of the Corporation issuable upon exercise of the Option, the Board of Directors in its discretion may, as a condition to the exercise of the Option, require the Optionee, in addition to making the representations and warranties in Exhibit A hereto, to make such other representations and warranties as are deemed appropriate by counsel to the Corporation.

(c)    No shares of Common Stock of the Corporation shall be issued and delivered upon the exercise of the Option unless and until the Corporation and/or the Optionee shall have complied with all applicable federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.
9.    Right of First Refusal and Repurchase Right.
(a)    Shares of Common Stock of the Corporation issued upon exercise of the Option shall be subject to a right (but not an obligation) of first refusal and repurchase by the Corporation or its assignee as set forth in, and subject to the terms and conditions of, the Plan.
(b)    The Optionee shall cease to have any rights with respect to shares repurchased by the Corporation or its assignee in accordance with the Plan immediately upon receipt of the purchase price for such shares as specified in the Plan. If the Optionee becomes obligated to sell any shares of Common Stock of the Corporation or its assignee to the Corporation pursuant to the Plan and fails to deliver such shares in accordance with the Plan, the Corporation or its assignee, as the case may be, may, at its option, in addition to all other remedies it may have, send to the holder the applicable purchase price for such shares as set forth in the Plan. Thereupon, the Corporation, upon written notice to the Optionee, (i) shall cancel on its books the certificate(s) representing such shares to be purchased and (ii) shall issue, in lieu thereof, in the name of the Corporation or its assignee a new certificate representing such shares and thereupon all of the Optionee’s rights in and to such shares shall terminate.
(c)    The rights of first refusal and repurchase referred to in Section 9(a) shall terminate upon the consummation of a firm commitment underwritten public offering of the Common Stock of the Corporation registered under the Securities Act.
10.    No Evidence of Employment or Service. Nothing contained in the Plan or this Agreement shall confer upon the Optionee any right to continue in a Business Relationship with the Corporation or any of its affiliates or interfere in any way with the right of the Corporation or its affiliates (subject to the terms of any separate agreement to the contrary) to terminate the Optionee’s Business Relationship with the Corporation or to increase or decrease the Optionee’s compensation at any time.
11.    Restriction on Transfer. Unless otherwise permitted by the Board of Directors, the Option may not be Transferred by the Optionee except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. The Option may be exercised during the lifetime of the Optionee only by the Optionee. If the Optionee should attempt to Transfer the Option, other than in accordance with the applicable terms of the Plan or this Agreement, the Optionee’s interest in the Option shall terminate. The Optionee shall be subject to the “market stand-off” and “drag along” provisions set forth in the Plan.
12.    Disqualifying Dispositions. To the extent the Option is intended to be an Incentive Stock Option, and if the Optioned Shares are disposed of within two years following the date of this Agreement or one year following the issuance thereof to the Optionee (a “Disqualifying Disposition”), the Optionee shall, immediately prior to such Disqualifying Disposition, notify the Corporation in writing of the date and terms of such Disqualifying Disposition and provide such other information regarding the Disqualifying Disposition as the Corporation may reasonably require.
13.    Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if (i) personally delivered or sent by telecopy or other electronic mail, (ii) sent by nationally-recognized overnight courier or (iii) sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:
if to the Optionee, to the address set forth on the Notice of Grant; and
if to the Corporation, to:
Veradermics, Incorporated
Attention: [                       ]
Email: [                               ]
or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such communication shall be deemed to have been given (i) when delivered, if personally delivered or delivered by telefax or other electronic mail, (ii) on the first Business Day (as hereinafter defined) after dispatch, if sent by nationally-recognized overnight courier and (iii) on the third Business Day following the date on which the piece of mail containing such communication is posted, if sent by mail. As used herein, “Business Day” means a day that is not a Saturday, Sunday or a day on which banking institutions in the city to which the notice or communication is to be sent are not required to be open.
14.    Third Party Beneficiaries. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the parties to this Agreement and their respective permitted successors and assigns, any rights or remedies under or by reason of this Agreement.
15.    Successors and Assigns. This Agreement may not be assigned by either party without the prior written consent of the other party. This Agreement is intended to bind and inure to the benefit of and be enforceable by the Optionee and the Corporation and their respective successors and assigns (including subsequent holders of shares of Common Stock of the Corporation).
16.    Consent of Spouse. If the Optionee is married as of the date of any exercise of the Option, the Optionee’s spouse shall execute a Consent of Spouse in the form of Exhibit B hereto, effective as of the date hereof. Such consent shall not be deemed to confer or convey to the spouse any rights in the shares of Common Stock of the Corporation that do not otherwise exist by operation of law or the agreement of the parties. If the Optionee marries or remarries subsequent to the date of any exercise of the Option and the rights of first refusal and repurchase referred to in Section 9(a) have not terminated, the Optionee shall, not later than 60 days thereafter, obtain the Optionee’s new spouse’s acknowledgment of and consent to the existence and binding effect of all restrictions contained in this Agreement by such spouse’s executing and delivering a Consent of Spouse in the form of Exhibit B.
17.    280G.
(a)    In the event that, in the opinion of counsel for the Corporation, any benefit or payment provided for herein may be construed to be an “excess parachute payment” under Section 280G of the Code, and that it would be economically advantageous to the Corporation to reduce the payment to avoid or reduce the limitation of the Corporation’s federal income tax deduction under Section 280G of the Code, the aggregate present value of amounts payable or distributable to or for the Optionee’s benefit pursuant to this Agreement (such payments or distributions pursuant to this Agreement are hereinafter referred to as “Agreement Payments”) shall, subject to Section 17(b), be reduced (but not below zero) to the Reduced Amount. The “Reduced Amount” shall be an amount expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Agreement Payment to be subject to the limitation of deduction under Section 280G of the Code. For purposes of this subsection, “present value” shall be determined in accordance with Section 280(G)(d)(4) of the Code.
(b)    In lieu of the reduction described in Section 17(a), if the Corporation is not then publicly traded corporation, the Corporation shall, at the written request of the Optionee, submit to its stockholders, for approval by a vote of such stockholders as is required pursuant to Section 280G(b)(5)(B) of the Code (the “Requisite 280G Vote”), any Agreement Payments or other benefits that the Corporation reasonably determines may, separately or in the aggregate, constitute “excess parachute payments,” such that, if the Requisite 280G Vote is received approving such payments and benefits, such payments and benefits shall not be deemed to be “excess parachute payments” under Section 280G of the Code. The Corporation’s obligations under this Section 17(b) are conditioned on the Optionee’s cooperation with the reasonable requests of the Corporation in connection with the solicitation of the Requisite 280G Vote, including, without limitation, the Optionee’s waiver in writing (in form and substance reasonably satisfactory to the Corporation) of any and all right or entitlement to such excess parachute payment, to the extent the value thereof exceeds the Reduced Amount. Such waiver shall cease to have any force or effect with respect to any item covered thereby in the event that the Requisite 280G Vote for such item is obtained. The Optionee hereby represents that the Optionee understands and agrees that the Corporation does not make any representation or warranty with respect to the outcome of any such stockholder vote.
18.    Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

19.    Entire Agreement. This Agreement (including the Notice of Grant) and the Plan, and, upon execution, the Notice, constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all previously written or oral negotiations, commitments, representations and agreements with respect thereto.
20.    Counterparts; Electronic Execution. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Facsimile or other electronic execution and delivery of this Agreement shall be legal, valid and binding execution and delivery for all purposes.
21.    Remedies. The Optionee and the Company agree and acknowledge that money damages shall not be an adequate remedy for any breach of the provisions of this Agreement or the Plan and that the Company shall be entitled to a temporary or permanent injunction, without showing any actual damage, and/or decree for specific performance, in accordance with the provisions hereof and thereof.
22.    Amendments and Waivers. Any provision of this Agreement may be amended or waived only with the prior written consent of the Corporation and the Optionee. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.
23.    Modification of Rights. The rights of the Optionee are subject to modification and termination in certain events as provided in this Agreement and the Plan.
24.    Optionee Undertaking. The Optionee hereby agrees to take whatever additional actions and execute whatever additional documents the Corporation may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Agreement.
25.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflicts of law principles.
26.    Headings. The captions set forth in this Agreement are for convenience only and shall not be considered as part of this Agreement or as in any way limiting the terms and provisions hereof.
27.    WAIVER OF JURY TRIAL. THE OPTIONEE HEREBY EXPRESSLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

28.    Legends.
(a)    Any certificates representing the shares of Common Stock of the Corporation, and until such time as such shares are sold in an offering which is registered under the Securities Act and any applicable state securities law or unless an exemption from such registration is available and the Corporation shall have received, at the expense of the Optionee, evidence of such exemption reasonably satisfactory to the Corporation (which may include, among other things, an opinion of counsel satisfactory in form and content to the Corporation that such registration is not required in connection with a resale (or subsequent resale) of the shares of Common Stock, any certificates issued in Transfer thereof or substitution therefor, shall, where applicable, have endorsed thereon a legend substantially in the form set forth in Section 6.15(a) of the Plan.
(b)    Until the rights of first refusal and repurchase referred to in Section 9(a) have terminated, any certificates representing the shares of Common Stock of the Corporation shall have endorsed thereon a legend substantially in the form set forth in Section 6.15(b) of the Plan.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

VERADERMICS, INCORPORATED

By:
Name:
Title:

Optionee:

Name: [ ]
Address:

Schedule I
Vesting
This Schedule I describes the terms and conditions upon which the Option will become vested.

EXHIBIT A
(Form of Exercise Notice)
NOTE RE: EXHIBITS
EXHIBIT A IS TO BE SIGNED
WHEN OPTIONS ARE EXERCISED,
NOT WHEN OPTION AGREEMENT IS SIGNED.

VERADERMICS, INCORPORATED
2021 STOCK PLAN
EXERCISE NOTICE
Veradermics, Incorporated
Attention: Secretary
1.    Exercise of Option. Effective as of today, [                           ], [ ], the undersigned (the “Optionee”) hereby elects to exercise the Optionee’s option to purchase [                           ] shares of the Common Stock (the “Shares”) of Veradermics, Incorporated (the “Corporation”) under and pursuant to the 2021 Stock Plan (the “Plan”) and the Stock Option Agreement dated [   ,   ] (the “Stock Option Agreement”), with the purchase of the Shares to be consummated on [                                     ], [   ] (the “Effective Date”), which date is prior to the termination of the Option and no later than 30 days from the date of delivery of this Notice. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Stock Option Agreement.
2.    Representations of the Optionee. The Optionee hereby represents, warrants and acknowledges to the Corporation as follows:
(a)    The Optionee acknowledges that the Optionee has received, read and understood the Plan and the Stock Option Agreement and agrees to abide by and be bound by their terms and conditions.
(b)    The Shares are being acquired by the Optionee for the Optionee’s own account, for investment purposes and not with a view to the sale or distribution of all or any part of the Shares, nor with any present intention to sell or in any way distribute the same, as those terms are used in the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder.
(c)    The Optionee has sufficient knowledge and experience in financial matters so as to be capable of evaluating the merits and risks of purchasing the Shares.
(d)    The Optionee has had the opportunity to ask questions of and receive answers from representatives of the Corporation concerning the finances, operations and prospects of the Corporation, and the Optionee has reviewed copies of such documents and other information as the Optionee has deemed necessary in order to make an informed investment decision with respect to the purchase of the Shares.
(e)    The Optionee understands that the Shares may not be Transferred without registration under the Securities Act or the availability of an exemption therefrom, and that, in the absence of an effective registration statement covering the Shares or an available exemption from registration under the Securities Act, the Shares must be held indefinitely. The Optionee is under no present or contemplated future need to dispose of a portion of the Shares to satisfy any existing or contemplated undertaking, need or indebtedness. Further, the Optionee understands and has the financial capability of assuming the economic risk of an investment in the Shares for an indefinite period of time.
(f)    The Optionee has been advised by the Corporation that the Optionee will not be able to dispose of the Shares, or any interest therein, without first complying with the relevant provisions of the Securities Act and any applicable state securities laws.
(g)    The Optionee understands that the provisions of Rule 144 promulgated under the Securities Act, permitting the routine sales of the securities of certain issuers subject to the terms and conditions thereof, are not currently, and may not hereafter be, available with respect to the Shares.
(h)    The Optionee acknowledges that the Corporation is under no obligation to register the Shares or to furnish any information or take any other action to assist the undersigned in complying with the terms and conditions of any exemption which might be available under the Securities Act or any state securities laws with respect to sales of the Shares in the future.
(i)    The Optionee understands the tax consequences and risks of this transaction and will seek professional assistance in reviewing the tax consequences of this Agreement and in the preparation of the Optionee’s tax returns.
(j)    The Optionee further acknowledges and is aware that: (i) the Shares are a speculative investment that involve a high degree of risk of loss by the Optionee of the entire investment and there is no assurance of any cash distributions or income from such investment, (ii) no federal or state agency has made any finding or determination as to the fairness for investment of any recommendations or endorsement of the Shares or the Corporation’s operations; and (iii) the Corporation may from time to time issue additional equity securities to employees, investors, lenders and other parties.
3.    Rights as a Stockholder. No right to vote or receive dividends or any other rights as a stockholder of the Corporation shall exist with respect to the Shares for any period prior to the Effective Date. The Corporation shall issue (or cause to be issued) a stock certificate evidencing such Shares promptly after the Effective Date, provided the applicable price has been paid and the required documents have been received. No adjustment shall be made for dividends or other rights for which the record date is prior to the Effective Date.
4.    Restrictive Legends. The Optionee understands and agrees that the Corporation may place an appropriate legend on the share certificates issued pursuant to the Plan to reflect the restrictions imposed by the Plan and applicable securities laws.
5.    Delivery of Payment. The Optionee herewith delivers to the Corporation the full Option Price for the Shares.

OPTIONEE:

Name: [ ]

Accepted by:

VERADERMICS, INCORPORATED

By:
Name:
Title:
Date:

EXHIBIT B
(Form of Consent of Spouse)

CONSENT OF SPOUSE
I, [                                                             ], spouse of [NAME OF OPTIONEE], acknowledge that I have read the Stock Option Agreement dated as of [   ,    ] (the “Agreement”) to which this Consent is attached as Exhibit B and that I know its contents. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Agreement. I am aware that by its provisions the shares of Common Stock of Veradermics, Incorporated (the “Company”) granted to my spouse are subject to a right of first refusal and a right of repurchase in favor of the Company or its assignee and that, accordingly, the Company or its assignee has the right to purchase up to all of such shares of which I may become possessed as a result of a gift from my spouse or a court decree and/or any property settlement in any domestic litigation.
I hereby agree that my interest, if any, in the shares of Common Stock of the Company subject to the Agreement shall be irrevocably bound by the Agreement as it may be amended from time to time and further understand and agree that any community property interest I may have in such shares shall be similarly bound by the Agreement as it may be amended from time to time.
I agree to the rights of the Company or its assignee referred to in Section 9(a) of the Agreement and I hereby consent to the purchase of such shares by the Company or its assignee and the sale of such shares by my spouse or my spouse’s legal representative in accordance with the provisions of the Agreement. Further, as part of the consideration for the Agreement, I agree that at my death, if I have not disposed of any interest of mine in such shares by an outright bequest of such shares to my spouse, then the Company or its assignee shall have the same rights against my legal representative to exercise such rights with respect to any interest of mine in such shares as it would have had pursuant to the Agreement if I had acquired such shares pursuant to a court decree in domestic litigation.
I AM AWARE THAT THE LEGAL, FINANCIAL AND RELATED MATTERS CONTAINED IN THE AGREEMENT ARE COMPLEX AND THAT I AM FREE TO SEEK INDEPENDENT PROFESSIONAL GUIDANCE OR COUNSEL WITH RESPECT TO THIS CONSENT. I HAVE EITHER SOUGHT SUCH GUIDANCE OR COUNSEL OR DETERMINED AFTER REVIEWING THE AGREEMENT CAREFULLY THAT I WILL WAIVE SUCH RIGHT.
Dated as of the [                    ] day of [                                                ], [            ].

Print name: